VOYA INVESTORS TRUST

VY® Franklin Income Portfolio

VY® Morgan Stanley Global Franchise Portfolio

VY® Templeton Global Growth Portfolio

(each a “Portfolio” and collectively the “Portfolios” )

Supplement dated November 25, 2015

to the Adviser Class, Institutional Class, Service Class, and

Service 2 Class shares Statement of Additional Information (“SAI”)

dated May 1, 2015

VY® Morgan Stanley Global Franchise Portfolio

On or about July 9, 2015, the Board of Trustees of Voya Investors Trust approved a revision to the Portfolio’s sub-advisory fee structure and a corresponding 50/50 sharing arrangement effective July 1, 2015. Effective immediately, the Portfolio’s SAI is hereby revised as follows:

1.	The following paragraph is added at the end of the subsection entitled “Adviser – Management Fee Waiver”:

The Adviser is contractually obligated to lower the management fee for VY® Morgan Stanley Global Franchise Portfolio so that the management fee payable to the Adviser will be waived in the amount equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through May 1, 2016. Termination or modification of this obligation requires approval by the Board.

2.	The line item with respect to the Portfolio in the table in the subsection entitled “Sub-Adviser – Sub-Advisory Fees” is hereby deleted in its entirety and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc. (“SMIM Inc.”)

0.550% on the first $250 million of the Portfolio’s average daily net assets;

 0.450% on the next $250 million of the Portfolio’s average daily net assets; and

0.400% of the Portfolio’s average daily net assets in excess of $500 million.

VY® Franklin Income Portfolio and VY® Templeton Global Growth Portfolio

On or about November 19, 2015, the Board of Trustees of Voya Investors Trust approved a revision to each Portfolio’s sub-advisory fee structures and a corresponding 50/50 sharing arrangement. Effective January 1, 2016, the Portfolios’ SAI is hereby revised as follows:

1.	The following paragraphs are added at the end of the subsection entitled “Adviser – Management Fee Waivers”:

The Adviser is contractually obligated to lower the management fee for VY® Franklin Income Portfolio so that the management fee payable to the Adviser will be waived in the amount equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through May 1, 2017. Termination or modification of this obligation requires approval by the Board.

The Adviser is contractually obligated to lower the management fee for VY® Templeton Global Growth Portfolio so that the management fee payable to the Adviser will be waived in the amount equal to 50%

of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through May 1, 2017. Termination or modification of this obligation requires approval by the Board.

2.	The line items with respect to VY® Franklin Income Portfolio and VY® Templeton Global Growth Portfolio in the table in the subsection entitled “Sub-Adviser – Sub-Advisory Fees” are hereby deleted in their entirety and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® Franklin Income Portfolio	Franklin Advisers, Inc. (“Franklin Advisers”)	For information on the annual sub-advisory fees paid by the Adviser to Franklin Advisers, please see the paragraph immediately following this table.
VY® Templeton Global Growth Portfolio	Templeton Global Advisors Limited (“Templeton Global Advisors”)	For information on the annual sub-advisory fees paid by the Adviser to Templeton Global Advisors, please see the paragraph immediately following this table.

3.	The following paragraphs are added following the table in the sub-section entitled “Sub-Adviser – Sub-Advisory Fees”:

With respect to the annual sub-advisory fees for VY® Franklin Income Portfolio, the Adviser paid Franklin Advisers sub-advisory fees of $3,278,828, which represented approximately 0.3308% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedule in effect during that period.

With respect to the annual sub-advisory fees for VY® Templeton Global Growth Portfolio, the Adviser paid Templeton Global Advisors sub-advisory fees of $2,038,078, which represented approximately 0.3307% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedule in effect during that period.

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